UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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☐   Preliminary Proxy Statement

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☐   Soliciting Materials Pursuant to § 240.14a-12

IEH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IEH Corporation

140 58th Street, Building B, Suite 8E

Brooklyn, New York 11220

Telephone: (718) 492-4440

AMENDED NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS OF IEH CORPORATION

TO BE HELD WEDNESDAY, DECEMBER 16, 2020

To the Shareholders of IEH Corporation:

YOU ARE RECEIVING THIS AMENDED NOTICE OF MEETING AND SUPPLEMENTAL PROXY STATEMENT IN ORDER TO BIFURCATE THE ORIGINAL PROPOSAL 2 REGARDING THE ADVISORY VOTE ON COMPENSATION OF OUR EXECUTIVE OFFICERS. THE BIFURCATED PROPOSAL (REMAINS PROPOSAL 2) AND THE NEW PROPOSAL 5 ARE DESCRIBED BELOW AND IN THE SUPPLEMENT TO THE PROXY STATEMENT.

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of the Shareholders of IEH Corporation will be held by virtual electronic means only on Wednesday, December 16, 2020 at 10:00 a.m. (Eastern Standard Time), for the following purposes:

1. To elect three (3) Class I Directors to IEH’s Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

2. To hold a non-binding advisory vote on the compensation of our named executive officers;

3. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2021;

4. To adopt the 2020 Equity Based Compensation Plan;

5. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

6. To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

The close of business on Monday, November 16, 2020 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

In light of the ongoing COVID 19 pandemic and restrictions in the State of New York regarding the gathering of public non-essential meetings, the Annual Meeting will be held via Zoom video conferencing. There will not be an in-person meeting. Voting will not be allowed in person or through the Zoom meeting process. You are urged to return your proxy card or vote before the date of the meeting via (i) our Internet process by electronic voting; (ii) telephone voting; or (iii) mailing your proxy card in the envelope provided so that your proxy vote is received by Computershare, the Company’s transfer agent on or before December 15, 2020, the day before the Annual Meeting. Votes may be submitted electronically by the Internet process not later than 5:00 AM, December 16, 2020.

The following are the instructions to participate via Zoom video conferencing in the 2020 virtual Annual Meeting:

Please visit website: www.Zoom.us/jointo join meeting. (You will be prompted to install the Zoom app, if you do not currently have it installed on your mobile device or PC)

Meeting ID: 857 6945 7282

Password: 440855

You may use your mobile device or PC's speaker and microphone for the audio portion (if available) or you may call:

Telephone Dial In from New York: 1 253 215 8782

To find your local dial in number go to: https://us02web.zoom.us/u/kcmOWl234x.

The Proxy Statement that was filed with the Securities and Exchange Commission (“SEC”) on November 23, 2020, provides information about the matters that you will be asked to consider and vote on at the 2020 Annual Meeting, except that additional information with respect to Proposal 5 listed above is set forth in the accompanying Supplement to Proxy Statement that was filed with the SEC on November 30, 2020.

If you do not have Internet access or prefer to just call in through your telephone, please simply call the telephone number above, and use the Meeting ID and Password listed above. If you are asked for a Participant ID, please press # to bypass it.

Please see page 7 of the Proxy Statement for additional information about voting, the Zoom meeting process and accessing the Zoom website.

Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, please either vote your shares: (i) by completing and returning your amended proxy card mailed to you together with this Supplement to the Proxy Statement; or (ii) electronically over the Internet or (iii) by telephone. Voting instructions are printed on your amended proxy card and included in the accompanying Supplement to the Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting by Zoom meeting process. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the annual meeting of shareholders. Due to the coronavirus pandemic, however, there will be no in-person voting at this year’s virtual Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders on Wednesday, December 16, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to Be Held on December 16, 2020: This Supplement, the Proxy Statement and Our Annual Report to Shareholders for the Fiscal Year ended March 31, 2020 are available at: https://www.investorvote.com/IEHC.

IEH Corporation

By the Order of the Board of Directors

/s/ DAVE OFFERMAN Dave Offerman

Chairman of the Board, President and Chief Executive Officer

Dated: November 30, 2020

IEH Corporation

140 58th Street, Building B Suite 8E

Brooklyn, New York 11220

Telephone: (718) 492-4440

SUPPLEMENT TO PROXY STATEMENT

This Supplement to the Proxy Statement (this “Supplement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of IEH Corporation, a New York corporation (“IEH, ”the “Company,” “we,” “us,” or “our”), of proxies for use at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to be held on Wednesday, December 16, 2020. This Supplement, the accompanying Amended Notice of Annual Meeting of Shareholders of the Company (the “Amended Notice”) and the related amended proxy card are being mailed on or about November 30, 2020, to holders of record of our common shares on November 16, 2020, the record date for the 2020 Annual Meeting.

On November 23, 2020, we filed our proxy statement (the “Proxy Statement”) relating to the 2020 Annual Meeting with the Securities and Exchange Commission (“SEC”). The Proxy Statement and related proxy materials were sent to shareholders on or about November 23, 2020. This Amended Notice and Supplement are being sent to shareholders on or about November 30, 2020 with the related amended proxy card.

Subsequent to November 23, 2020, we determined that we had inadvertently omitted a proposal regarding the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our shareholders with information regarding an additional proposal to vote, on an advisory basis, on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years, or every three years (the “Say on Pay Frequency Proposal” designated as Proposal 5). The original Proposal 2 remains as an advisory vote. PLEASE USE THE NEW PROXY CARD TO SUBMIT YOUR VOTE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PROCESS.

This Supplement is being furnished to our shareholders of record as of the close of business on November 16, 2020, the record date for the determination of shareholders entitled to notice of, and to vote at, the 2020 Annual Meeting, pursuant to the accompanying Amended Notice. This Supplement and the Amended Notice supplement and amend the Notice of Annual Meeting of Shareholders of the Company and the Proxy Statement, each dated November 20, 2020. This Supplement does not provide all of the information that is important to your voting decisions at the 2020 Annual Meeting. Additional information is included in the Proxy Statement that was filed with the SEC on November 23, 2020. We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say on Pay Frequency Proposal under Proposal 5. Shareholders of record may vote on all five (5) Proposals by submitting the amended proxy card enclosed with this Supplement.

Except for the addition of Proposal 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. We have also revised the Proxy Card to correctly reflect the two proposals related to the “say on pay” discussion.

PROPOSAL 5

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on an advisory basis, whether future advisory votes on the compensation of the Company’s named executive officers of the nature reflected in Proposal 2 of our Proxy Statement should occur every one year, every two years or every three years. The Company is required to seek an advisory shareholder vote on the Say on Pay Frequency Proposal at least every six years. At the 2014 Annual Meeting of Shareholders, our shareholders indicated their preference for us to hold advisory votes on executive compensation annually, and the Board subsequently determined that we would hold an advisory vote on executive compensation annually. Accordingly, the current frequency of our advisory votes on executive compensation is every year.

Although the Board of Directors recommends holding an advisory vote on executive compensation annually, shareholders have the option to specify one of four choices on this proposal on the proxy card: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board. Although it is not binding, the Board will carefully review the voting results. The Board believes that an annual advisory vote would enable our shareholders to provide the Company with input regarding the compensation of our named executive officers on a timely basis.

Vote Required:

On Proposal 5, the approval of the frequency of the advisory vote on executive compensation requires the favorable vote of a majority of votes cast unless none of the three frequency choices receives a majority, in which case the choice that receives the plurality of votes cast will be considered approved. For Proposal 5, the amended proxy card provides spaces for a shareholder to vote for the option of every one year, two years or three years as the frequency with which shareholders will have an advisory vote on executive compensation, or to abstain from voting. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote on this Proposal 5. If none of these three frequency options receives the vote of the holders of a majority of the votes cast, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes cast by shareholders to be the frequency that has been recommended by shareholders. This vote is advisory only and not binding upon the Company. The Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold future executive compensation advisory votes more or less frequently, but in no case hold them less frequently than every three years.

The Board of Directors unanimously recommends that shareholders vote “1 Year” on the advisory vote on frequency on say-on-pay votes set forth in Proposal 5.

Additional Information – Voting; Proxies; Right to Revoke

If you have already returned your proxy card or voting instruction card by mail or voted over the Internet or by telephone, you are urged to vote again to include a vote on new Proposal 5 described in this Supplement to the 2020 Proxy Statement. If you do not vote again by returning the revised proxy card enclosed herein with the Supplement to the 2020 Proxy Statement, you shall be deemed to have abstained from the vote with respect to Proposal 2 and Proposal 5. Your vote will be tabulated as you instructed with respect to Proposals 1, 3 and 4.

If you have not yet voted, please do so as soon as possible by using the amended proxy card enclosed herein and following the instructions set forth in the Proxy Statement as supplemented by this Supplement to the 2020 Proxy Statement with respect to Proposal 5. If you have already returned your proxy card or voting instruction card by mail or already voted over the Internet or by telephone and wish to vote on Proposal 5 in view of the supplemental information contained herein or change your vote with respect to any other of Proposals 1, 3 and 4, you may do so by following the instructions below. You may vote on all Proposals (including new Proposal 5 on the frequency of votes on say on pay on executive compensation) by submitting an amended proxy or amended proxy voting instruction card by mail or via the Internet or by telephone by following the procedures on your amended proxy or amended proxy voting instruction card. Votes already cast by shareholders will remain valid and will be voted at the Annual Meeting unless changed or revoked.

Revoking a Prior Vote

As described in the Proxy Statement, any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof at the Annual Meeting. If you are the shareholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described in the Proxy Statement (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our Corporate Secretary at the address below, prior to your shares being voted, or (iii) voting again via the telephone or the Internet. Any proxy may be revoked at any time before it is voted at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares.

YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY (USING THE AMENDED PROXY CARD ENCLOSED HEREIN), EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE VOTING INSTRUCTIONS PREVIOUSLY SENT TO YOU OR ENCLOSED HEREIN. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE AMENDED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE AMENDED PROXY CARD ANS RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENVELOPE SENT TO YOU HEREIN AS SOON AS POSSIBLE.

Additional Information and Where to Find It

This material may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with the 2020 Annual Meeting. On November 23, 2020, the Company filed the Proxy Statement and definitive form of proxy card with the SEC in connection with the solicitation of proxies from the Company’s shareholders relating to the Annual Meeting. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE AMENDED PROXY CARD AND OTHER DPOCUMENTS FILED BY THE COMPANY WITH THE SEC, INCLUDING THIS SUPPLEMENT, CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge by writing to the Company’s Chief Financial Officer at IEH Corporation, 140 58th Street, Building B, Suite 8E, Brooklyn, NY 11220

IEH Corporation MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by December 16, 2020 at 5:00AM EST New York time. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/IEHC or scan delete QR code and control # ?e QR cod˜e — login details are the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IEHC Annual Meeting Revised Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, for every 1 YEAR on Proposal 5 and A FOR Proposals 3 and 4. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Eric C. Hugel, Class I Director Nominee 02 - Sonia Marciano, Class I Director Nominee 03 - Michael E. Rosenfeld, Class I Director Nominee 2. Say on Pay – An advisory vote regarding the approval of compensation paid to our named executive offices. For Against Abstain 3. Ratification of the appointment of Marcum LLP as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021. For Against Abstain 4. Adoption of the 2020 Equity Based Compensation Plan 5. Frequency of Say on Pay – An advisory vote regarding the frequency of future advisory votes to approve executive compensation: 1 Year 2 Years 3 Years Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03CHCD 1 U P X 4 8 4 4 1 0 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IEHC Proxy — IEH Corporation q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, December 16, 2020 at 10:00 a.m. Local Time. Dave Offerman and Bill Craig, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of IEH Corporation to be held on Wednesday, December 16, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees to the Board of Directors as Class I Directors, FOR Approval of Executive Compensation, FOR adoption of Say on Pay on executive compensation for 1 year, FOR ratification of the appointment of Marcum LLP as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021, and FOR adoption of the 2020 Equity Based Compensation Plan. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. We intend to hold our 2020 Annual Meeting in light of the COVID-19 pandemic by means of remote communications only (i.e., a virtual-only annual meeting). The 2020 Annual Meeting will be conducted via live webcast hosted by ZOOM. Information about voting your shares and about attending the virtual Annual Meeting is available in the 2020 Annual Meeting Proxy Statement. All voting will be conducted by either submitting your proxy by mail, voting electronically by the Internet, or voting by telephone. See the 2020 Annual Meeting Proxy Statement for more information about voting and attending the 2020 Annual Meeting by ZOOM webcast. Due to the virtual format there will be no ability to vote your shares at the Annual Meeting. (Items to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Virtual Annual Meeting. +